Commitments and Contingencies	6 Months Ended
Jun. 30, 2022
Commitments And Contingencies [Abstract]
Commitments and Contingencies

30. COMMITMENTS AND CONTINGENCIES
A) Commitments
Cenovus has entered into various commitments in the normal course of operations primarily related to demand charges on firm transportation agreements. In addition, the Company has commitments related to its risk management program.
Future payments for the Company’s commitments are below:

As at June 30, 2022	Remainder of Year	2 Years	3 Years	4 Years	5 Years	Thereafter	Total
Transportation and Storage (1)	1,928	3,598	3,663	2,543	2,439	19,006	33,177
Real Estate (2)	23	45	51	54	56	632	861
Obligation to Fund Equity-Accounted Affiliate (3)	38	87	100	92	92	213	622
Other Long-Term Commitments	366	181	159	145	161	1,269	2,281
Total Payments (4)	2,355	3,911	3,973	2,834	2,748	21,120	36,941
(1)    Includes transportation commitments of $9.1 billion (December 31, 2021 – $8.1 billion) that are subject to regulatory approval or have been approved, but are not yet in service. Terms are up to 20 years subsequent to the date of commencement.
(2)    Relates to the non-lease components of lease liabilities consisting of operating costs and unreserved parking for office space. Excludes committed payments for which a provision has been provided.
(3)    Relates to funding obligations for HCML.
(4)    Commitments are reflected at Cenovus’s proportionate share of the underlying contract.
As at June 30, 2022, the Company had commitments with HMLP that include $2.3 billion related to long-term transportation and storage commitments (December 31, 2021 – $2.6 billion). There were also outstanding letters of credit aggregating to $514 million (December 31, 2021 – $565 million) issued as security for financial and performance conditions under certain contracts.
B) Contingencies
Legal Proceedings
Cenovus is involved in a limited number of legal claims associated with the normal course of operations. Cenovus believes that any liabilities that might arise from such matters, to the extent not provided for, are not likely to have a material effect on its Consolidated Financial Statements.
Decommissioning Liabilities
Cenovus is responsible for the retirement of long-lived assets at the end of their useful lives. Cenovus has recorded a liability of $2.8 billion (December 31, 2021 – $3.9 billion), based on current legislation and estimated costs, related to its producing well sites, upstream processing facilities, surface and subsea plant and equipment, manufacturing facilities, retail and the crude-by-rail terminal. Actual costs may differ from those estimated due to changes in legislation and changes in costs.
Income Tax Matters
The tax regulations and legislation and interpretations thereof in the various jurisdictions in which Cenovus operates are continually changing. As a result, there are usually a number of tax matters under review. Management believes that the provision for taxes is adequate.